UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENDEAVOR EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	00-0000000
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1106 – 1100 Harwood Street, Vancouver, British Columbia, Canada	V6E 1R7
(Address of principal executive offices)	(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
To be so registered	each class is to be registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ x ]

Securities Act registration statement file number to which this form relates: Form SB-2; File No. 333-140779.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock - $0.001 par value
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Endeavor’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission (File No. 333-140779) is incorporated by reference into this registration statement.

Item 2. Exhibits.

The following Exhibits are incorporated herein by reference from Endeavor’s Form SB-2 Registration Statement filed with the Securities and Exchange Commission (SEC file #333-140779) on February 16, 2007. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

(a) Index to and Description of Exhibits.

Exhibit	Description

3.1	Articles of Incorporation filed as an exhibit to Endeavor’s registration statement on Form SB- 2 filed on February 16, 2007, and incorporated herein by reference.

3.2	Bylaws filed as an exhibit to Endeavor’s registration statement on Form SB-2 filed on February 16, 2007, and incorporated herein by reference.

10.1	Mineral Property Purchase Agreements dated July 28, 2006 filed as an exhibit to Endeavor’s registration statement on Form SB-2 filed on February 16, 2007, and incorporated herein by reference.

99.1	Claims location map filed as an exhibit to Endeavor’s registration statement on Form SB-2 filed on February 16, 2007, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, Endeavor Explorations Inc. has duly caused this registration statement to be signed on its behalf by the undersigned duly authorized person.

ENDEAVOR EXPLORATIONS INC.

By:	/s/ Belkis Jimenez Rivero
Name:	Belkis Jimenez Rivero
Title:	Director, President and CEO
Dated:	December 6, 2007

Endeavor Explorations Inc.	Form 8-A	Page 2